EATON VANCE STRATEGIC INCOME FUND

Supplement to Prospectus dated March 1, 2008

The following replaces the first two sentences in the second paragraph under "Fund Summary" and the last sentence in the third paragraph under "Investment Objective & Principal Policies and Risks":

The Fund will maintain an average credit rating of at least investment grade (BBB by Standard & Poor’s Ratings Group ("S&P") and Fitch Ratings ("Fitch") or Baa by Moody’s Investors Service, Inc. ("Moody’s")). The Fund’s average credit rating will be the weighted-average of (i) the average credit ratings of the Portfolios in which it invests and (ii) the securities it holds directly. While the Fund’s average credit rating will be investment grade, the Fund may invest in individual securities of any credit quality, including those rated below investment grade (so-called "junk bonds").

The following replaces "High Grade Investments" and "Lower Rated Investments" under " Investment Objective & Principal Policies and Risks":

Investment Grade Investments. Investment grade investments include securities rated at least BBB by S&P and Fitch or Baa by Moody’s. Investment grade debt securities may include securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities, debt securities of foreign governmental and private issuers, commercial paper or other short-term debt instruments rated in one of the two highest short-term rating categories by any rating service listed above. An unrated security will be considered to be an investment grade investment if the investment adviser determines that it is of comparable quality. Investment grade investments include any money market funds, including Cash Management Portfolio, an affiliated money market fund. The Fund’s average credit rating will be the weighted-average of (i) the average credit ratings of the Portfolios in which it invests and (ii) the securities it holds directly. While the Fund’s average credit rating will be investment grade, the Fund may invest in individual securities of any credit quality. A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security’s credit rating (meaning that BBB- and Baa3 are within the investment grade rating).

Lower Rated Investments. Lower rated investments are rated in the lowest investment grade category or below (i.e., bonds rated below Baa3 by Moody’s or below BBB- by S&P and Fitch, and in comparable unrated investments) (so called “junk bond investments”). Investments rated BBB and Baa have some speculative characteristics, while lower rated investments are predominantly speculative. Investments rated C by Moody’s are regarded as having extremely poor prospects of ever attaining any real investment standing. Investments rated D by S&P and Fitch are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted investments or in other situations, the Fund may be required to retain legal counsel and/or a financial adviser. This may increase the Fund’s operating expenses and adversely affect net asset value. The credit quality of lower rated investments reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the value of such investments more volatile and could limit the ability to sell them at favorable prices. In the absence of a liquid trading market for an investment, it may be difficult to determine its fair market value.

Credit Ratings. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit ratings are based largely on the issuer’s historical financial condition and the rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. Credit quality in the sectors of the market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security.

Because of the greater number of investment considerations involved in investing in lower rated investments, their selection depends more on the investment adviser’s judgment and analytical abilities than would be the case in selecting securities in the higher rating categories. While the investment adviser will attempt to reduce the risks of investing in lower rated or unrated investments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such investments would substantially lessen the risks of defaults brought about by an economic downturn or recession.

June 24, 2008 SIPS